Exhibit 99.2

Fiscal Year Ended March 31, 2011 Earnings Conference Call May 12, 2011

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets; (iii) an increase in the cost or a decrease in the availability of our principal raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) inability to attract, train and retain effective employees and management; (ix) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (x) exposure to claims alleging product defects; (xi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xii) volatility of financial and credit markets affecting our access to capital; (xiii) needing to reduce the total costs of our products to remain competitive; (xiv) potential limitation on the use of net operating losses to offset possible future taxable income; (xv) exercise of the warrant by K Equity which could potentially may result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xvi) recent events in Japan could negatively impact our sales and supply chain.

3 Income Statement Highlights-U.S. GAAP (Amounts in thousands, except percentages and per share data) For the Quarters Ended Mar-11 Dec-10 Mar-10 Net sales 261,452 $ 264,654 $ 212,980 $ Gross margin 62,494 $ 72,522 $ 42,424 $ Gross margin as a percentage of net sales 23.9% 27.4% 19.9% Selling, general and administrative expense 27,940 $ 27,453 $ 25,388 $ SG&A as a percentage of net sales 10.7% 10.4% 11.9% Operating income 25,773 $ 36,991 $ 6,849 $ Net income 21,065 $ 27,167 $ 317 $ EPS basic 0.57 $ 0.96 $ 0.01 $ EPS diluted 0.40 $ 0.52 $ 0.01 $ Weighted-average shares outstanding: Basic 37,127 27,092 27,017 Diluted 52,293 51,194 47,679

4 Adjusted Net Income (Non-GAAP) (Amounts in thousands, except per share data) For the Quarters Ended Mar-11 Dec-10 Mar-10 Net income 21,065 $ 27,167 $ 317 $ Adjustments: Amortization included in interest expense 966 1,210 3,806 Restructuring charges 1,974 1,102 6,609 Net foreign exchange (gain) loss (3,266) 1,785 (2,093) Stock-based compensation 872 429 77 (Gain)/loss on disposals of assets 145 29 (1,501) ERP integration costs 658 602 - Inventory write-downs 2,991 - - Debt and stock registration related fees 581 950 - Tax impact of adjustments (428) (196) (462) Total adjustments 4,493 5,911 6,436 Adjusted net income 25,558 $ 33,078 $ 6,753 $ Adjusted EPS - basic 0.69 $ 1.17 $ 0.25 $ Adjusted EPS - diluted 0.49 $ 0.64 $ 0.14 $ Adjusted EBITDA 44,402 $ 53,078 $ 25,472 $

5 Adjusted Operating Income (Non-GAAP) (Amounts in thousands) For the Quarters Ended Mar-11 Dec-10 Mar-10 Operating income 25,773 $ 36,991 $ 6,849 $ Adjustments: Restructuring charges 1,974 1,102 6,609 Stock-based compensation 872 429 77 (Gain)/loss on sales of assets 145 29 (1,501) Debt and stock registration related fees 581 950 - ERP integration costs 658 602 - Inventory write-downs 2,991 - - Total adjustments 7,221 3,112 5,185 Adjusted operating income 32,994 $ 40,103 $ 12,034 $

6 Adjusted Gross Margin (Non-GAAP) (Amounts in thousands, except percentages) For the Quarters Ended Mar-11 Dec-10 Mar-10 Net sales 261,452 $ 264,654 $ 212,980 $ Cost of sales 198,958 192,132 169,556 Adjustments: Stock-based compensation (90) (52) - Inventory write-downs (2,991) - - Total adjustments (3,081) (52) - Adjusted cost of sales 195,877 192,080 169,556 Adjusted gross margin 65,575 $ 72,574 $ 43,424 $ Adjusted gross margin % 25.1% 27.4% 20.4%

Consolidated Operating Results 7 Note: For the first and second quarters of fiscal year 2010 adjusted EPS is the same on both a basic and diluted basis. $150.2 $173.3 $199.9 $213.0 $243.8 $248.6 $264.7 $261.5 $(0.22) $(0.11) $0.10 $0.14 $0.48 $0.62 $0.64 $0.49 ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0 $50 $100 $150 $200 $250 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Adjusted EPS - Diluted Revenue Revenue (in millions) Adjusted EPS - Diluted

Balance Sheet Highlights (1) Includes only Receivables, Inventories, and Accounts (2) Payable DSO and DPO are calculated by annualizing the current quarter’s net sales and cost of sales 8 (Amounts in millions, except days in receivables/payables) Cash and Cash Equivalents Restricted Cash Capital Expenditures Short-Term Debt Long-Term Debt Debt Discount Total Debt Equity Net Working Capital (1) Days in Receivable (2) Days in Payables (2) 42 43 276.2 $ 5.4 265.0 $ 52 47 359.8 $ (10.5) 329.9 $ (4.4) (5.0) 273.3 $ (0.4) 272.3 $ 43.7 $ 41.7 $ 234.0 235.6 15.4 $ 5.7 $ 2.3 $ 0.1 2.2 $ Mar-11 Impact Dec-10 152.1 $ 0.8 127.8 $ Q4 Exchange Rate

Adjusted Net Income Reconciliation to Net Income 9 Continued. (Amounts in thousands, except per share data) Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Including adjustments (GAAP) Net income (loss) (20,099) $ 34,911 $ 27,167 $ 21,065 $ Net income (loss) per share (basic) (0.74) $ 1.29 $ 0.96 $ 0.57 $ Net income (loss) per share (diluted) (0.74) $ 0.68 $ 0.52 $ 0.40 $ Excluding the following items (Non-GAAP) Net income (loss) (20,099) $ 34,911 $ 27,167 $ 21,065 $ Adjustments: Restructuring charges 1,792 2,303 1,102 1,974 Net foreign exchange (gain) loss 1,272 (2,679) 1,785 (3,266) Amortization included in interest expense 1,924 830 1,210 966 Stock-based compensation expense 149 333 429 872 ERP integration costs 280 375 602 658 (Gain) loss on sales and disposals of assets. 335 (1,770) 29 145 Loss on early extinguishment of debt 38,248 - - - Gain on licensing of patents - (2,000) - - Debt and stock registration related fees - - 950 581 Inventory write-downs - - - 2,991 Income tax effect of non-GAAP adjustments (268) (364) (196) (428) Adjusted net income (excluding adjustments) 23,633 $ 31,939 $ 33,078 $ 25,558 $ Adjusted net income per basic share (excluding adjustments) 0.87 $ 1.18 $ 1.17 $ 0.69 $ Adjusted net income per diluted share (excluding adjustments) 0.48 $ 0.62 $ 0.64 $ 0.49 $

Adjusted Net Income Reconciliation to Net Income 10 (Amounts in thousands, except per share data) Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Including adjustments (GAAP) Net income (loss) 25,090 $ (93,075) $ (1,779) $ 317 $ Net income (loss) per share (basic) 0.93 $ (3.45) $ (0.07) $ 0.01 $ Net income (loss) per share (diluted) 0.90 $ (3.45) $ (0.07) $ 0.01 $ Excluding the following items (Non-GAAP) Net income (loss) 25,090 $ (93,075) $ (1,779) $ 317 $ Adjustments: Net foreign exchange (gain) loss 4,221 1,416 562 (2,093) Amortization included in interest expense 2,564 3,319 3,703 3,806 Stock-based compensation expense 241 1,379 168 77 (Gain) loss on sales and disposals of assets 206 52 240 (1,501) Gain on early extinguishment of debt (38,921) - - - Restructuring charges - 1,267 1,322 6,609 Cancellation of incentive plan - 1,161 - - Write off of capitalized advisor fees - 413 - - Increase in value of warrant - 81,088 - - Write down of long-lived assets - - 656 - Income tax effect of non-GAAP adjustments 738 (67) (143) (463) Adjusted net income (loss) (excluding adjustments) (5,861) $ (3,047) $ 4,729 $ 6,752 $ Adjusted net income (loss) per basic share (excluding adjustments) (0.22) $ (0.11) $ 0.18 $ 0.25 $ Adjusted net income (loss) per diluted share (excluding adjustments) (0.22) $ (0.11) $ 0.10 $ 0.14 $

Adjusted EBITDA Reconciliation to Net Income 11 (Amounts in thousands) Q4 FY10 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Net income (loss) $ 317 $ (20,099) 34,911 $ 27,167 $ 21,065 $ Income tax expense 2,387 1,275 593 625 211 Interest expense, net 6,223 7,437 7,250 7,728 7,542 Depreciation and amortization expense 13,453 14,510 14,132 12,661 11,629 EBITDA 22,380 3,123 56,886 48,181 40,447 Adjustments: Stock-based compensation expense 149 333 429 872 (Gain) loss on disposals of assets (1,501) 335 (1,770) 29 145 Net foreign exchange (gain) loss (2,093) 1,272 (2,679) 1,785 (3,266) ERP integration costs - 280 375 602 658 Restructuring charges 6,609 1,792 2,303 1,102 1,974 Loss on early extinguishment of debt 38,248 - - - Gain on licensing of patents - - (2,000) - - Debt and stock registration related fees - - - 950 581 Inventory write-downs - - - - 2,991 Total Adjustments 3,092 42,076 (3,438) 4,897 3,955 Adjusted EBITDA $ 25,472 $ 45,199 $ 53,448 $ 53,078 $ 44,402

Non-GAAP Financial Measures 12 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued 13 Adjusted net income and Adjusted EPS Adjusted net income and Adjusted EPS represent net income and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense, interest expense, and depreciation and amortization expense, adjusted to exclude the following: restructuring charges, stock-based compensation expense, gain/loss on disposals of assets, loss on the early extinguishment of debt, debt and stock registration related fees, ERP integration costs, net foreign exchange gain/loss, inventory write-downs and gain on licensing of patents. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures Continued 14 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.